                                                                   EXHIBIT 10.7

FIFTH AMENDMENT attached to and made a part of that certain Lease dated September 10, 1991, between FIRST INDUSTRIAL MORTGAGE PARTNERSHIP, L.P., successor in interest to WS Development Company, as Landlord, and SOMANETICS CORPORATION, as Tenant, covering Premises at 1653 E. Maple Road, Troy, Michigan.

NOTWITHSTANDING anything to the contrary contained in the Lease, Agreement, Addenda to Lease, Termination of Agreement, and Extension of Lease to which this Fifth Amendment is attached to and made a part thereof, the Landlord and Tenant agree as follows:

1. The Term of the Lease shall be extended one (1) year, commencing January 1, 2004 and terminating December 31, 2004.

2. The minimum net rent for said extended one (1) year Term shall be Two Hundred One Thousand Nine Hundred Ninety-Seven and 44/100 Dollars ($201,997.44) payable in monthly installments in advance as follows:

Months                                      Monthly Base Rent
------                                      -----------------
January 1, 2004 - December 31, 2004            $  16,833.12

All other terms and conditions of said Lease, Agreement, Addenda to Lease, Termination of Agreement and Extension of Lease to remain in full force and effect unless in conflict with the terms and conditions of this Fifth Amendment shall prevail and control.

                                        LANDLORD:
                                        FIRST INDUSTRIAL MORTGAGE
                                        PARTNERSHIP, L.P., a Delaware limited
                                        partnership, successor in interest to WS
                                        Development Company

                                        By:  First Industrial Mortgage
                                             Corporation, a Maryland corporation
                                        Its: General Partner

                                             /s/ Richard S. Czerwinski
                                             -----------------------------------
                                        By:  Richard S. Czerwinski
                                             Senior Regional Director

                                        TENANT:
                                        SOMANETICS CORPORATION, a Michigan
                                        corporation

                                        By:  /s/ Bruce J. Barrett
                                             -----------------------------------
Dated:  January 22, 2003                Its: President and CEO
                                             -----------------------------------